SELIGMAN
                                --------o--------
                                     QUALITY
                                --------o--------
                                    MUNICIPAL
                                   FUND, INC.



                               [Graphic Omitted]






                                     [Logo]


                             FIRST QUARTER REPORT
                                JANUARY 31, 2002

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TO THE STOCKHOLDERS

For the three months ended January 31, 2002, Seligman Quality Municipal Fund posted a total return of 2.56%, based on market price, and -0.66%, based on net asset value. The Fund's annual distribution rate on January 31, 2002, based on market price, was 5.41%. The Fund may be particularly attractive to investors in higher tax brackets, offering a taxable equivalent yield of 8.88%, based on the maximum federal tax bracket of 39.1%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.20% to 2.00%.

During the Fund's first fiscal quarter, the US economy remained weak, but indications emerged that the worst of the downturn was over. The US Commerce Department reported that gross domestic product (GDP) expanded at a 1.4% annual rate in the fourth quarter of 2001. This increase was bigger than expected, and was fueled primarily by consumer spending. In light of signs of a nascent recovery in the manufacturing sector and the positive influence of last year's federal tax cut and the Federal Reserve Board's series of interest rate cuts, the stage seems to be set for a turnaround.

Both short-term and long-term interest rates rose during the Fund's first quarter, with long-term rates exhibiting more volatility. At the beginning of this three-month period, the 10-year US Treasury note yielded 4.24%; at the end of the period, it was yielding 5.07%. The one-year Treasury bill traded within a narrower range, and ended the period with a yield increase of 29 basis points. In contrast, long-term municipal yields experienced considerably less yield fluctuation.

Looking ahead, we believe that the economy will continue to strengthen, albeit slowly, as the year progresses. An economic recovery would help states and municipalities, which have been struggling with decreased revenues and budget shortfalls. The Fed will likely leave interest rates untouched over the near term. With inflation under control, long-term interest rates should remain stable, and we believe this bodes well for continued positive performance in the municipal market in 2002. While the economic slowdown has caused fiscal difficulties for most states and municipalities, it is important to remember that your Fund is required to maintain 80% of its portfolio in AAA-rated municipal bonds, the highest rating available. We think this focus on high-quality holdings will continue to shield the Fund from the worst of the current downturn.

Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,



/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman



                           /s/ THOMAS G. MOLES
                           -------------------
                           Thomas G. Moles
                           President

February 28, 2002

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE THREE MONTHS ENDED JANUARY 31, 2002?

Long-term municipal yields rose approximately 20 basis points during Seligman Quality Municipal Fund's first fiscal quarter, resulting in a modest decline in the Fund's net asset value. However, due to a narrowing of the Fund's discount to net asset value, the market price of the Fund ended the quarter at $12.61, two cents higher than the market price on October 31, 2001. Municipal bonds continued to trade within a narrow range, in contrast to Treasury bonds, which exhibited almost three times the volatility of municipal bonds.

   During the month of January, municipal issuance typically slows, while demand accelerates due to large coupon and redemption payments. January 2002 was no exception, and this had the effect of pushing long-term municipal yields lower during the first few weeks of the new year. A heavy new issue calendar late in the month forced municipal yields modestly higher. Currently, long-term municipal yields are near the average for the past 12 months.

   Demand for municipal securities remained strong during the quarter due to the attractive after-tax yields of municipal bonds. At current yield spreads, municipal bonds offer a significant yield advantage in comparison to Treasury bonds. Additionally, a growing number of investors have recognized the benefit of diversifying their investment portfolios after 2001's disappointing equity market performance. Further, the sharp decline in money market yields over the past year compelled many investors to seek alternative investments to meet their fixed income requirements.

   As a result of the US recession, the nation's states and municipalities have been experiencing a decline in tax revenues, while demand for services has been expanding. Nevertheless, most municipal issuers have managed to weather the current economic downturn due to improved fiscal management, generally manageable debt levels, and budget surpluses amassed during the decade-long expansion. Standard & Poor's reports that in 2001 overall rating upgrades exceeded downgrades by a ratio of 2.3 to 1. The hospital sector was the exception to the positive results, experiencing more downgrades than upgrades by a ratio of 6 to 1. Despite the disappointing results for 2001, however, the health care industry has shown signs of stabilizing.


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A TEAM APPROACH

Seligman Quality Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
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2
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

   Over the past quarter, we favored municipal bonds with long maturity dates, due to the steeply sloped municipal yield curve, as well as current coupons, given our stable outlook for long-term interest rates. Continued economic weakness prompted us to focus on insured bonds, particularly in view of the narrow yield spread between AAA-rated and A-rated bonds.

   The Fund's investment portfolio remains diversified among the various sectors of the municipal market. Housing bonds remain the Fund's largest sector and were the portfolio's second-best performing sector for the period under review. The Fund's holdings in this sector consist exclusively of state housing agencies, which are generally stronger, better managed credits than local housing authorities. California and New York rank as the top municipal issuers and also represent the Fund's largest state concentrations. The Fund has no exposure to California energy credits or to California state debt. All New York holdings are insured, with the exception of a position of New York City general obligation bonds that represents 2% of total net assets. The Fund also owns airport bonds, all of which are insured and rated AAA, the highest municipal credit rating available.

   Finally, the Fund benefited from the widening of yield spreads between long-term and short-term bonds. The substantial decline in short-term yields increased the differential between the Fund's investment income and dividends paid to preferred stockholders, thereby helping to support the continuation of the Fund's common stock distributions throughout the year.

WHAT IS YOUR OUTLOOK?

   While the outlook for 2002 continues to improve, the months to come will likely present a challenge for many states and municipalities as they struggle to balance their budgets. The recession has left the majority of states facing budget deficits due to sharply lower tax receipts. Most states have responded by adjusting expenditures through budget cuts, layoffs and hiring freezes, and capital project postponements. Others plan to combine cost cutting measures with an increase in taxes and fees. The pace of the economic recovery will have a significant impact on municipal issuers. A strong rebound in 2002 would go a long way toward alleviating the negative effects of the recession and easing budgetary pressures.

   Long-term interest rates should remain stable in 2002, given the positive outlook for inflation, which bodes well for the performance of the municipal market and Seligman Quality Municipal Fund. Further, the Fund's emphasis on high-quality municipal bonds (80% of Fund assets must be rated AAA) should help insulate the Fund from a possible weakening in credit trends.




                                                                               3
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INVESTMENT RESULTS PER COMMONSHARE


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TOTAL RETURNS*
FOR PERIODS ENDED JANUARY 31, 2002

                                                        AVERAGE ANNUAL
                                               ---------------------------------

                                   THREE         ONE         FIVE          TEN
                                  MONTHS        YEAR         YEARS        YEARS
                                  ------        ----         -----       -------
         Market Price**           2.56%         9.44%        5.17%        6.20%
         Net Asset Value**       (0.66)         6.28         6.54         7.78

PRICE PER SHARE

                          JANUARY 31, 2002      OCTOBER 31, 2001
                          ----------------      ----------------
         Market Price         $12.61                 $12.59
         Net Asset Value       13.97                  14.40

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED JANUARY 31, 2002

                                          CAPITAL GAIN
                             ---------------------------------------
         DIVIDENDS PAID+      PAID         REALIZED      UNREALIZED
         --------------      -------       --------      -----------
             $0.177          $0.119         $0.001        $0.623++


ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at January 31, 2002, was 5.41%, which is equivalent to a taxable yield of 8.88% based on the maximum federal tax rate of 39.1%.

          ------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*  Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 1.20% to 2.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to common stockholders may be taxable as ordinary income.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of January 31, 2002.

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4
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
PORTFOLIO OF INVESTMENTS (unaudited)                                                               JANUARY 31, 2002

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                             FACE                                                                    RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                               MOODY'S/S&P      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.9%             $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 .....................         Aaa/AAA         $ 4,842,200
ALASKA--6.8%               2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021 ............         Aaa/AAA           2,249,240
                             390,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6.50% due 6/1/2034 ....         Aaa/AAA             396,607
                           4,000,000   Alaska Housing Finance Corporation Mortgage
                                        Rev., 6% due 12/1/2040 .............................         Aaa/AAA           4,089,520
CALIFORNIA--15.7%          4,000,000   Foothill/Eastern Transportation Corridor Agency Toll
                                        Road Rev., 5.75% due 1/15/2040 .....................        Baa3/BBB-          4,051,280
                           1,500,000   Los Angeles Regional Airports Improvement
                                        Corporation Facilities Rev. (LAXFUEL Corporation)
                                        5.50% due 1/1/2032* ................................         Aaa/AAA           1,501,065
                           5,000,000   San Diego Public Facilities Financing Authority Sewer
                                        Rev., 5% due 5/15/2029 .............................         Aaa/AAA           4,926,400
                           5,000,000   San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021* ..         Aaa/AAA           5,171,750
ILLINOIS-- 4.8%            5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 .......         Aa1/AA            4,789,400
KANSAS--3.1%               3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .........         Aaa/AAA           3,099,300
LOUISIANA--1.0%              810,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012+ ..................................          NR/AAA             967,189
MASSACHUSETTS--7.2%        4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 ................................         Aaa/AAA           4,145,000
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021 ...         Aaa/AAA           3,070,740
MICHIGAN--2.5%             2,500,000   Harper Creek Community School District GOs,
                                        5.125% due 5/1/2031 ................................         Aaa/AAA           2,460,700
MINNESOTA--0.5%              500,000   Minneapolis - Saint Paul Metropolitan Airports
                                        Commission Rev., 5.75% due 1/1/2032 ................         Aaa/AAA             524,855
MISSOURI--3.1%             2,945,000   Missouri Housing Development Commission Rev.
                                        (Single Family Mortgage), 6.375% due 9/1/2031* .....         NR/AAA            3,082,443
MONTANA--2.3%              2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* ............         Aaa/AAA           2,272,481
NEW YORK--13.4%            3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/20260 .........         Aaa/AAA           3,446,670
                           1,875,000   New York City GOs, 6.25% due 4/15/2027 ..............          A2/A             2,006,794
                             230,000   New York City GOs, 6.25% due 4/15/20270 .............         Aaa/A               264,373
                           5,000,000   New York City Municipal Water Finance Authority
                                        (Water & Sewer System Rev.), 5.75% due 6/15/2026 ...         Aaa/AAA           5,204,900
                           2,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/20250 ...................................         Aaa/AAA           2,366,676

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See footnotes on page 6.

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
PORTFOLIO OF INVESTMENTS (unaudited) (continued)                                                   JANUARY 31, 2002

----------------------------------------------------------------------------------------------------------------------------
                             FACE                                                              RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                         MOODY'S/S&P      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA-- 5.3%      $5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ......   Aaa/AAA         $ 5,270,600
TEXAS--7.5%               3,000,000   Dallas Area Rapid Transit Sales Tax Rev.,
                                       5% due 12/1/2031 ....................................   Aaa/AAA           2,869,950
                          1,000,000   Houston Water & Sewer Systems Rev.,
                                       6.125% due 12/1/20150 ...............................   Aaa/AAA           1,112,320
                          2,000,000   Matagorda County Navigation District No. 1 Pollution
                                       Control Rev. (Central Power and Light Co. Project),
                                       6.125% due 5/1/2030* ................................   Aaa/AAA           2,090,940
                          1,315,000   Texas State Veterans' Housing Assistance GOs,
                                       6.80% due 12/1/2023* ................................   Aa1/AA            1,364,825
VIRGINIA--5.4%            2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                       (Route 895 Connector), 5.50% due 8/15/2028 ..........  Baa3/BBB-          1,826,775
                          3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ..................   Aa1/AA+           3,587,010
WASHINGTON--9.3%          2,000,000   Chelan County Public Utility District No. 001
                                       (Chelan Hydro Consolidated System Rev.),
                                       5.25% due 7/1/2033* .................................   Aaa/AAA           1,910,580
                          2,000,000   Chelan County Public Utility District No. 001
                                       Construction Rev. (Chelan Hydro),
                                       5.60% due 1/1/2036* .................................   Aaa/AAA           2,024,460
                          5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ...........   Aaa/AAA           5,367,150
WISCONSIN--4.1%           4,000,000   Wisconsin Housing & Economic Development
                                       Authority Housing Rev., 6.85% due 11/1/2012 .........   Aaa/AAA           4,084,920
                                                                                                               -----------
TOTAL MUNICIPAL BONDS (Cost $93,499,252)-- 96.9% .....................................................          96,439,113
VARIABLE RATE DEMAND NOTES (Cost $1,100,000)-- 1.1% ..................................................           1,100,000
OTHER ASSETS LESS LIABILITIES--2.0% ..................................................................           1,972,850
                                                                                                               -----------
NET INVESTMENT ASSETS--100.0% ........................................................................         $99,511,963
                                                                                                               ===========

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*  Interest income earned from this security is subject to the federal alternative minimum tax.
+  Escrowed-to-maturity security.
o  Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.




6
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FOR MORE INFORMATION

MANAGER                                 INDEPENDENT AUDITORS            IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated     Deloitte & Touche LLP           (800) 874-1092    Stockholder Services
100 Park Avenue                                                         (212) 682-7600    Outside the United States
New York, NY 10017                      STOCKHOLDER SERVICE AGENT       (800) 622-4597    24-Hour Automated
                                        Seligman Data Corp.                               Telephone Access
GENERAL COUNSEL                         100 Park Avenue                                   Service
Sullivan & Cromwell                     New York, NY 10017





















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                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY


                                     [Logo]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com


                                                                    CESQF3a 1/02